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                                                                   Exhibit 10.18

                                                        Draft of August 30, 1999
                                                        ------------------------

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          THIS SECURITIES PURCHASE AGREEMENT, dated as of September __, 1999 (this "Agreement"), is made by and among 1-800 CONTACTS, INC., a Delaware
       ---------
corporation (the "Company"), Jonathan C. Coon and John F. Nichols (together, the
                  -------
"Selling Stockholders") and the purchasers named on the signature page hereto
 --------------------
(the "Purchasers"). The Purchasers will purchase the number of shares of the
      ----------
Company's common stock, par value $0.01 per share (the "Common Stock"), from the
                                                        ------------
Selling Stockholders as set forth on the "Purchaser Schedule" attached hereto
                                          ------------------
(collectively, the "Shares").  Except as otherwise indicated, capitalized terms
                    ------
used herein are defined in Section 7 hereof.

          The parties hereto agree as follows:

          Section 1.  Purchase and Sale of Common Stock.
                      ---------------------------------

          1A.  Purchase and Sale.  The Selling Stockholders will sell to the
               -----------------
Purchasers, and, subject to the terms and conditions set forth herein, the Purchasers will severally purchase from the Selling Stockholders, the number of shares of Common Stock set forth beside the respective Purchaser's name on the
Purchaser Schedule, for a purchase price of $      per share.

          1B.  The Closing.  The closing of the sales and purchases of the
               -----------
Common Stock (the "Closing") will take place on the date hereof (the "Closing
                   -------                                            -------
Date") at a place mutually agreeable to the Selling Stockholders and the
----
Purchasers (the "Closing Date"). At the Closing, the Selling Stockholders will
                 ------------
deliver, or cause to be delivered, to the Purchasers certificates evidencing the number of shares of Common Stock to be purchased by each Purchaser, registered in such name as such Purchaser shall designate, against payment of the purchase price therefor by wire transfer of immediately available funds to bank accounts designated by the Selling Stockholders.

          1C.  Registration Statement.  The Company has filed with the
               ----------------------
Commission a post-effective amendment No. 1 to its registration statement on Form S-1 (No. 333-80289), including the related preliminary prospectus, for the registration under the Securities Act of the sale by the Selling Stockholders of the Shares pursuant to the terms of this Agreement. The term "Registration
                                                               ------------
Statement" as used in this Agreement shall mean such post-effective amendment
---------
No. 1 to Form S-1 registration statement, including all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Shares (a
"Rule 462(b) registration statement"), and, in the event of any amendment
 ----------------------------------
thereto after the effective date of such post-effective amendment No. 1 to Form S-1 registration statement (the "Effective Date"), shall also mean (from and
                                 --------------
after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the
 ----------
Shares first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective

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Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement.

          Section 2.  Representations and Warranties of the Company. The Company
                      ---------------------------------------------
hereby represents and warrants to each of the Purchasers that:

          2A.  Organization, etc.  The Company has been duly incorporated and is
               ------------------
validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company).

          2B.  No Material Adverse Change.  Since the respective dates as of
               --------------------------
which information is given in the Registration Statement and the Prospectus, there has not been any materially adverse change in the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, the Company has not entered into any material transaction not referred to in the Registration Statement and the Prospectus.

          2C.  Securities Act Compliance.  The Registration Statement and the
               -------------------------
Prospectus comply in all material respects, with the provisions of the Securities Act and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date the Prospectus did not and, on the Closing Date, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2D.  Capitalization.  The authorized capital stock of the Company
               --------------
consists of 1,000,000 shares of Preferred Stock, none of which are outstanding, and 20,000,000 shares of Common Stock, $0.01 par value, of which there are outstanding 6,264,458 shares; proper corporate proceedings have been taken validly to authorize such authorized capital stock; all of the shares of such capital stock outstanding (including the Shares) have been duly and validly issued and are fully paid and nonassessable; all outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Shares, or the issue and sale thereof, pursuant to the Restated Certificate of Incorporation or Bylaws of the Company, and there are no contractual or statutory

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preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Shares; except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements to issue or other rights to convert any obligations into shares of capital stock of the Company.

          2E.  No Consents.  No consent, approval, authorization or order of any
               -----------
court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase of the Shares by the Purchasers.

          2F.  No Defaults.  Except as to defaults which individually or in the
               -----------
aggregate would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Company is not in violation of any provision of its Restated Certificate of Incorporation or Bylaws or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and; to the Company's knowledge, there does not exist any state of facts which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

          2G.  No Conflicts.  The execution and delivery by the Company and the
               ------------
Selling Stockholders of, and the performance by the Company and the Selling Stockholders of their obligations pursuant to, this Agreement, and the sale by the Selling Stockholders of the Shares pursuant to this Agreement will not conflict with, or result in a violation of, the Restated Certificate of Incorporation or Bylaws of the Company or result in any breach of, or constitute an event of default under, any agreement or instrument to which the Company is a party or violate any applicable law, regulation, order, writ, injunction or decree of any jurisdiction, court or governmental instrumentality.

          2H.  Corporate Power and Authority.  The Company has the legal right,
               -----------------------------
corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

          Section 3.  Selling Stockholders' Representations and Warranties. Each
                      ----------------------------------------------------
Selling Stockholder hereby represents and warrants to the Purchasers that:

          3A.  Title.  The Selling Stockholder has good and valid title to the
               -----
shares of Common Stock to be sold by him hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Purchasers.

          3B.  Authorization; No Breach.  The Selling Stockholder has full
               ------------------------
right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder does not and will not (i) conflict with or result in a breach or violation

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of any of the terms or provisions of, or (ii) constitute a default under, (iii)
result in the creation of any lien, security interest, charge or encumbrance upon the Selling Stockholder's Common Stock being sold hereby pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with the Securities Act, the Securities Exchange Act and certain state securities laws) pursuant to, the provisions of the organizational documents or documents creating a partnership or a trust of the Selling Stockholder, any law, statute, rule, regulation, instrument, order, judgement or decree to which the Selling Stockholder is subject or any agreement or instrument to which the Selling Stockholder is a party or to which any of the property or assets of the Selling Stockholder is subject.

          3C.  No Stabilization, etc.  The Selling Stockholder has not taken and
               ---------------------
will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the shares of Common Stock.

          Section 4.  Purchasers' Representations and Warranties.
                      ------------------------------------------

          4A.  Purchasers' Investment Representations.  Each Purchaser hereby
               --------------------------------------
represents and warrants to the Company and the Selling Stockholders that it is acquiring the Common Stock purchased hereunder in the ordinary course of its business and such Purchaser has no arrangement with any Person to participate in the distribution of such shares of Common Stock.

          4B.  Other Representations and Warranties of the Purchaser.  Each
               -----------------------------------------------------
Purchaser hereby represents and warrants to the Company and the Selling Stockholders that:

          (i) it has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Common Stock purchased hereunder and has had full access to such other information concerning the Company (including the Prospectus) as it may have requested and that in making its decision to invest in the Common Stock being purchased hereunder it is not in any way relying on the fact that any other person has decided to be a Purchaser hereunder or to invest in the Common Stock;

          (ii) it (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial experience of those retained by it to advise it with respect to its investment in the Common Stock being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such Shares, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

          (iii)(a) it has the requisite power and authority to purchase the Common Stock to be purchased by it hereunder and has authorized the purchase of such Common Stock and (b)

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     if it is not an individual, the purchase of the Shares being purchased by it hereunder does not violate its charter, by-laws or other organizational documents.

          Section 5. Lock-Up. During a period of 180 days from the Closing Date,
                     -------
each of the Purchasers will not, without the prior written consent of the Company, sell, offer to sell, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock purchased hereunder by such Purchaser.

          Section 6. Further Agreements of the Company and the Selling
                     -------------------------------------------------
Stockholders. Each of the Company and the Selling Stockholders respectively
------------
covenants and agrees as follows:

          6A.  Additional Filings.  The Company will (i) prepare and timely file
               ------------------
with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and such other changes, if any, as permitted under Rule 424(b) and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which each Purchaser shall not previously have been advised and furnished with a copy or to which a Purchaser shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

          6B.  Notice of Certain Events.  The Company will promptly notify each
               ------------------------
Purchaser in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company and the Selling Stockholders will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

          6C.  Expenses.  The Company and the Selling Stockholders jointly and
               --------
severally agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission of the Registration Statement and the Prospectus, (ii) the printing of this Agreement and related documents delivered to the Purchasers, (iii) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph 6A of this Section 6 and (iv) the printing and issuance of stock certificates, including the transfer agent's fees. The Selling Stockholders will pay any transfer taxes incident to the transfer to the Purchasers of the Shares. The provisions of this paragraph 6C are intended to relieve the Purchasers from the payment of the expenses and costs which the Company and the Selling Stockholders hereby agree to pay and shall not affect any agreement which the Company and the Selling Stockholders may make, or may have made, for the sharing of any such expenses and costs.

          6D.  Opinion of Counsel.  On the Closing Date, the Company shall
               -------------------
cause to be delivered to each of the Purchasers an opinion from Kirkland & Ellis, counsel for the Company and the Selling Stockholders, an opinion as to:
(i) the validity of the shares being sold hereunder and (ii) the continued effectiveness of the Registration Statement.

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          Section 7.  Definitions.
                      -----------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          Section 8.  Miscellaneous.
                      -------------

          8A.  Remedies.  The holders of Common Stock acquired hereunder will
               --------
have all of the rights and remedies set forth in this Agreement and the certificate of incorporation and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          8B.  Amendments and Waivers.  Except as otherwise provided herein, no
               ----------------------
modification, amendment or waiver of any provision hereof shall be effective against the Company, the Selling Stockholders or the Purchasers unless such modification, amendment or waiver is approved in writing by the Company, the Selling Stockholders and the holders of a majority of the Common Stock purchased hereunder. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the amended certificate of incorporation or the bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the certificate of incorporation, or the bylaws in accordance with their terms.

          8C.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company, the Selling Stockholders or the Purchasers or on their behalf.

          8D.  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

          8E.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          8F.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          8G.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          8H.  Governing Law.  All issues concerning the enforceability,
               -------------
validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          8I.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to the Purchasers at the Purchasers' addresses as indicated in the Company's books and records of the Company's transfer agent and registrar and to the Company and the Selling Stockholders c/o the Company at the address indicated below:

          Notices to the Selling Stockholders and the Company:
          ---------------------------------------------------

          1-800 CONTACTS, INC.
          66 E. Wadsworth Park Drive
          Draper, Utah 84020
          Attention: Jonathan C. Coon

          With a copy to:
          --------------

          Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, Illinois 60601
          Attention: Dennis M. Myers

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

          Section 9.  Conditions of the Obligation of the Selling Stockholders.
                      --------------------------------------------------------
The obligation of the Selling Stockholders to deliver the Shares pursuant to this Agreement shall be subject to the conditions that (a) the Registration Statement shall have become effective under the Securities Act and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

     In case either of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by the Selling Stockholders by giving notice to each of the Purchasers. Any such termination shall be without liability of the Company and the Selling Stockholders to the Purchasers and without liability of the Purchasers to the Company or the Selling Stockholders.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written.



                                           1-800 CONTACTS, INC.

                                           By: ___________________________
                                           Its:


                                           Selling Stockholders:


                                           _______________________________
                                           Jonathan C. Coon


                                           _______________________________
                                           John F. Nichols


                                           Purchasers:


                                           By:________________________________
                                           Its:


                                           By:________________________________
                                           Its:

                               Purchaser Schedule
                               ------------------



                                Shares Of          Purchase
                  Name        Common Stock           Price
                  ----        ------------         --------